UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2003

Commission file number 0-18307

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1423516

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

101 STEWART STREET, SUITE 700

SEATTLE WASHINGTON	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-1351

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  [X]  No  [   ]

This filing contains 10 pages. Exhibits index appears on page 10.

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP
Item 2. Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
PRO FORMA FINANCIAL STATEMENTS
PRO FORMA CONDENSED BALANCE SHEET - (UNAUDITED)
PRO FORMA CONDENSED STATEMENT OF OPERATIONS - (UNAUDITED)
PRO FORMA CONDENSED STATEMENT OF OPERATIONS - (UNAUDITED)
NOTES TO PRO FORMA FINANCIAL STATEMENTS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.47

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

     Item 2. Disposition of Assets

On March 11, 2003, Northland Cable Properties Eight Limited Partnership (the “Partnership”) sold the operating assets and franchise rights of its cable system in and around the community of La Conner, Washington (the “La Conner System”). The La Conner System was sold at a price of approximately $3,200,000 of which the Partnership received approximately $3,030,000 at closing. The sales price was adjusted at closing for the proration of certain revenues and expenses and approximately $170,000 will be held in escrow and released to the Partnership one year from the closing of the transaction. Substantially all of the proceeds were used to pay down amounts outstanding under the Partnership’s term loan agreement.

The La Conner System represents approximately 1,600 basic subscribers or approximately 16% of the Partnership’s total basic subscribers served. For the nine months ended September 30, 2002, the La Conner System represented approximately 19% of the Partnership’s total revenues and approximately 18% of the Partnership’s income from operations.

The sale was made pursuant to an offer by Wave Division Networks, LLC, which was formalized in a Purchase and Sale Agreement dated October 28, 2002. Based on the offer made by Wave Division Networks, LLC, management determined that acceptance would be in the best economic interest of the Partnership. The sale was not a result of declining or deteriorating operations nor was it necessary to create liquidity or reduce outstanding debt. It is the opinion of management that the Partnership could have continued existing operations and met all obligations as they became due.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

		Sequentially
		Numbered Page

(a)	Financial Statements

	None

(b)	Pro Forma Financial Statements

	Introduction	4

	Unaudited Balance Sheet as of September 30, 2002	5

	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2002	6

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2001	7

	Notes to Unaudited Financial Statements	8

(c)	Exhibits

	Purchase and Sale Agreement between Northland Cable Properties Eight Limited Partnership and Wave Division Networks, LLC dated October 28, 2002

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

PRO FORMA FINANCIAL STATEMENTS
(Unaudited)

     The accompanying unaudited pro forma financial statements for the year ended December 31, 2001 and nine months ended September 30, 2002, have been prepared to present the effect of the sale by Northland Cable Properties Eight Limited Partnership of substantially all of the La Conner System operating assets and franchises to Wave Division Networks, LLC.

     The pro forma statements reflect the disposition as of September 30, 2002 for balance sheet purposes and as if such disposition had occurred on January 1, 2001 for income statement purposes.

     The pro forma financial statements have been prepared by Management and are based upon the historical financial statements of the Partnership. Pro forma adjustments are described in the accompanying notes. The pro forma statements of operations may not be indicative of the results of operations that actually would have occurred if the transactions had been in effect as of the beginning of the respective periods nor do they purport to indicate the results of future operations of the Partnership. The pro forma financial statements should be read in conjunction with the audited and unaudited financial statements and notes thereto of Northland Cable Properties Eight Limited Partnership, as previously reported in the Partnership’s Form 10-K for the year ended December 31, 2001 and Form 10-Q for the nine months and three months ended September 30, 2002.

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

PRO FORMA CONDENSED BALANCE SHEET - (UNAUDITED)
AS OF SEPTEMBER 30, 2002

	As Reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Properties Eight	Adjustments		Combined

ASSETS
Cash	$432,808	$(96,366)	a	$336,442
Accounts receivable	133,191	(13,330)	a	119,861
Due from affiliates	19,548	—		19,548
Prepaid expenses	40,553	(6,035)	a	34,518
Property and equipment, net of accumulated depreciation	5,152,762	(1,125,475)	a	4,027,287
Franchise agreements and acquisition costs, net of accumulated amortization	3,895,073	(574,004)	a	3,321,069
Goodwill, net of accumulated amortization	108,577	(108,577)	a	—
Loan fees, net of accumulated amortization	5,977	—		5,977

Total assets	$9,788,489	$(1,923,787)		$7,864,702

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)
Accounts payable and accrued expenses	$415,909	$(23,802)	a	$392,107
Due to Managing General Partner and affiliates	30,277	—		30,277
Converter deposits	5,061	(562)	a	4,499
Subscriber prepayments	192,335	(29,802)	a	162,533
Notes payable	8,417,563	(2,953,779)	a	5,463,784
Interest rate swap agreements	—	—		—

Total liabilities	9,061,145	(3,007,945)		6,053,200

Partners’ capital (deficit):
General Partner:
Contributed capital, net	1,000	—		1,000
Accumulated deficit	(73,945)	10,842	a	(63,103)

	(72,945)	10,842		(62,103)

Limited Partners:
Contributed capital, net	8,120,820	—		8,120,820
Accumulated deficit	(7,320,531)	1,073,316	a	(6,247,215)

	800,289	1,073,316		1,873,605

Total partners’ capital	727,344	1,084,158		1,811,502

Total liabilities and partners’ capital	$9,788,489	$(1,923,787)		$7,864,702

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

PRO FORMA CONDENSED STATEMENT OF OPERATIONS - (UNAUDITED)
NINE MONTHS ENDED SEPTEMBER 30, 2002

	As Reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Properties Eight	Adjustments		Combined

Service revenues	$3,852,845	$(729,899)	b	$3,122,946
Expenses:
Operating (exclusive of depreciation and amortization shown below)	360,943	(75,519)	b	285,424
General and administrative	991,153	(199,397)	b	791,756
Programming	1,116,431	(241,039)	b	875,392
Depreciation and amortization	907,882	(128,686)	c	779,196

	3,376,409	(644,641)		2,731,768

Income from operations	476,436	(85,258)		391,178
Other income (expense):
Interest expense	(341,445)	116,659	d	(224,786)
Interest income and other, net	(8,270)	—		(8,270)
Unrealized gain on interest rate swap agreements	49,964	—		49,964
Loss on disposal of assets	(3,002)	—		(3,002)

	(302,753)	116,659		(186,094)

Net income	$173,683	$31,401		$205,084

Allocation of net income:
General Partner	$1,737	$314		$2,051

Limited Partners	$171,946	$31,087		$203,033

Net income per limited partnership unit:
(19,087 units)	$9	$2		$11

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

PRO FORMA CONDENSED STATEMENT OF OPERATIONS - (UNAUDITED)
YEAR ENDED DECEMBER 31, 2001

	As Reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Properties Eight	Adjustments		Combined

Service revenues	$5,132,726	$(1,026,323)		$4,106,403
Expenses:
Operating (exclusive of depreciation and amortization shown below)	457,087	(72,071)	b	385,016
General and administrative	1,265,497	(266,298)	b	999,199
Programming	1,371,517	(300,001)	b	1,071,516
Depreciation and amortization	1,539,868	(219,076)	c	1,320,792

	4,633,969	(857,446)		3,776,523

Income from operations	498,757	(168,877)		329,880
Other income (expense):
Interest expense	(688,204)	217,962	d	(470,242)
Interest income and other, net	(40,614)	—		(40,614)
Unrealized loss on interest rate swap agreements	(49,964)	—		(49,964)
Loss on disposal of assets	(39,944)	—		(39,944)

	(818,726)	217,962		(600,764)

Net loss	$(319,969)	$49,085		$(270,884)

Allocation of net loss:
General Partner	$(3,200)	$491		$(2,709)

Limited Partners	$(316,769)	$48,594		$(268,175)

Net loss per limited partnership unit:
(19,087 units)	$(17)	$3		$(14)

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Unaudited)

1. The pro forma financial statements show the adjustments for the disposition of certain operating assets and franchises to Wave Division Networks, LLC. The adjustments reflect the sale as if such disposition had occurred on September 30, 2002 for balance sheet purposes and January 1, 2001 for income statement purposes. The pro forma adjustments for the transaction are as follows:

(a) The balance sheet as of September 30, 2002 reflects the sale of assets and reduction of the Partnership’s term loan agreement.

(b) To eliminate revenues and operating expenses for the La Conner System.

(c) To eliminate depreciation and amortization for the La Conner System.

(d) To eliminate interest expense for the reduction in indebtedness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

	By:	NORTHLAND COMMUNICATIONS CORPORATION (General Partner)

Date: 3-25-03	By:	/s/ GARY S. JONES

Gary S. Jones (President)

INDEX TO EXHIBITS

Sequentially
Numbered
Exhibit Number	Description	Page

10.47	Purchase and Sale Agreement between Northland Cable Properties Eight Limited Partnership and Wave Division Networks, LLC	1 - 66